UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
August 23, 2007
Santander Drive Auto Receivables LLC
Santander Drive Auto Receivables Trust 2007-2
Santander Consumer USA Inc.
(Exact Name of Registrant, Issuing Entity and Sponsor as Specified in their respective Charters)

Delaware	333-139609	20-4382941

(State or Other Jurisdiction Of Incorporation of Registrant)	(Commission File Number of Registrant)	(Registrant’s I.R.S. Employer Identification No.)

8585 North Stemmons Freeway, Suite 1100-N, Dallas, Texas (Address of Principal Executive Offices)	75247 (Zip Code)
(214) 634-1110
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01. Other Events
     The consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of December 31, 2006 and 2005 and for each of the three years of the period ended December 31, 2006 prepared in accordance with the generally accepted accounting principles in the United States of America, included in Exhibit 99 in MBIA Inc.’s Annual Report on Form 10-K for the year ended December 31, 2006 (which was filed with the Securities and Exchange Commission on March 1, 2007; Commission File No. 1-9583), and the unaudited consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of June 30, 2007 and for the six month periods ended June 30, 2007 and June 30, 2006 included in Exhibit 99 in MBIA Inc.’s Quarterly Report on Form 10-Q for the period ended June 30, 2007 (which was filed with the Securities and Exchange Commission on August 8, 2007; Commission File No. 1-9583) are hereby incorporated by reference in this Form 8-K and in the Prospectus Supplement relating to Santander Drive Auto Receivables Trust 2007-2.

     Item 9.01. Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:
23.1	Consent of PricewaterhouseCoopers LLC, Independent Registered Public Accounting Firm of MBIA Insurance Corporation and its subsidiaries.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
/s/ SANTANDER DRIVE AUTO RECEIVABLES LLC
Dated: August 23, 2007

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLC, Independent Registered Public Accounting Firm of MBIA Insurance Corporation and its subsidiaries.